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                                   FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 21, 1998
                                                          --------------


                      CORN PRODUCTS INTERNATIONAL, INC.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)




            Delaware                    1-13397             22-3514823
  ----------------------------        ------------      ------------------
  (State or other jurisdiction       (Commission          (IRS Employer
         of incorporation)            File Number)      Identification No.)



6500 South Archer Road, Bedford Park, Illinois               60501-1933
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  (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code: (708) 563-2400


                                 Not Applicable
           ------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.         Other Events.

         This Report is made to file a press release issued by the Registrant on April 21, 1998.

Item 7.         Financial Statements and Exhibits.

         Exhibits

         The exhibit accompanying this report is listed in the accompanying
Exhibit Index.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                        CORN PRODUCTS INTERNATIONAL, INC.
                                        (Registrant)


Date:  May 13, 1998                     By:/s/ James W. Ripley
                                           -----------------------------
                                           James W. Ripley
                                           Chief Financial Officer
                                           (principal financial officer)








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                                  EXHIBIT INDEX


         Exhibit Number                     Description of Exhibit
         --------------                     ----------------------

               1                            Press Release dated April 21, 1998